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                                                             EXHIBIT 10.9

                                   AMENDMENT NO. 3
                                          TO
                                 EMPLOYMENT AGREEMENT


     This Amendment No. 3, effective the 20th day of May 1998, is made to that certain Employment Agreement between Intermec Technologies Corporation and Michael Ohanian dated the 18th day of May 1995 as amended ("the Agreement").

     WHEREAS, Intermec Technologies Corporation is a wholly owned subsidiary of UNOVA, Inc.; and

     WHEREAS, Michael Ohanian also serves as a Senior Vice President of UNOVA, Inc. and

     WHEREAS, the Compensation Committee of the Board of Directors of UNOVA, Inc., has approved including Michael Ohanian in the UNOVA Supplemental Executive Retirement Plan (hereinafter called "SERP"), under specified terms and conditions.

     NOW THEREFORE, by mutual agreement of the parties, the Agreement is hereby further amended as follows:

     1.   TERM OF AGREEMENT:

     Michael Ohanian hereby agrees to retire from employment with Intermec Technologies Corporation and as an officer of UNOVA, Inc. on February 28, 1999.

     2.   RETIREMENT:

     Upon retirement on February 28, 1999 Michael Ohanian will receive the retirement benefits as provided in the UNOVA, Inc. SERP. For purposes of determining UNOVA, Inc. SERP benefits, Michael Ohanian will be considered to be vested with 15 years of service on February 28, 1999, assuming that during the period between May 20, 1998 and February 28, 1999, he continues to serve as an officer of UNOVA, Inc. and of Intermec Technologies Corporation.

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     3.   OTHER TERMS AND CONDITIONS:

     Except as modified herein all other terms and conditions of the Agreement as amended by Amendments No. 1 and 2 shall remain in full force and effect as originally written.

     IN WITNESS WHEREOF, the parties hereto have signed and delivered this Amendment No. 3 as of the date first written above.

INTERMEC TECHNOLOGIES                          EXECUTIVE
CORPORATION



By:  /S/ VIRGINIA S. YOUNG                         By: /S/ MICHAEL OHANIAN
     ---------------------                             -------------------
     Virginia S. Young                             Michael Ohanian
     Vice President and Secretary